Exhibit 99.1

News Release

Contacts:

Leslie S. Magee

Chief Financial Officer

225-298-5261

lmagee@he-equipment.com

Kevin S. Inda

Vice President of Investor Relations

225-298-5318

kinda@he-equipment.com

H&E Equipment Services Announces Changes to Executive Management and the Board of Directors

BATON ROUGE, Louisiana — (November 9, 2018) — H&E Equipment Services, Inc. (NASDAQ: HEES) today announced the appointment of Bradley W. Barber as Chief Executive Officer, President and a Director of the Company, effective January 1, 2019. Mr. Barber will succeed current Chief Executive Officer, John M. Engquist, who has been appointed Executive Chairman of the Board of Directors, effective January 1, 2019. Gary W. Bagley, current Chairman of the Board, will remain a Director of the Company.

Mr. Engquist commented, “We are pleased to announce Brad’s expanded role with the Company. Brad has been instrumental in H&E’s success over the years and we look forward to his leadership and his contributions to the Company’s future growth. As Executive Chairman of the Board, I will lead H&E in its strategic planning and oversee merger and acquisition opportunities on a full-time basis.  I will continue to work with Leslie Magee, CFO and Secretary, to ensure we have the appropriate capital structure to support our growth plans and to maintain the financial health of the Company. Lastly, we are most grateful for Gary’s leadership as Chairman of the Board and a Director of the Company since the Company’s formation in 2005 and look forward to his continued service as a Director.”

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H&E Equipment Services Announces Changes to Executive Management and the Board of Directors

November 9, 2018

About H&E Equipment Services, Inc.

The Company is one of the largest integrated equipment services companies in the United States with 89 full-service facilities throughout the West Coast, Intermountain, Southwest, Gulf Coast, Mid-Atlantic and Southeast regions. The Company is focused on heavy construction and industrial equipment and rents, sells and provides parts and services support for four core categories of specialized equipment: (1) hi-lift or aerial platform equipment; (2) cranes; (3) earthmoving equipment; and (4) industrial lift trucks. By providing equipment rental, sales, on-site parts, repair and maintenance functions under one roof, the Company is a one-stop provider for its customers’ varied equipment needs. This full service approach provides the Company with multiple points of customer contact, enabling it to maintain a high quality rental fleet, as well as an effective distribution channel for fleet disposal and provides cross-selling opportunities among its new and used equipment sales, rental, parts sales and services operations.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend”, “foresee” and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: (1) general economic conditions and construction and industrial activity in the markets where we operate in North America; (2) our ability to forecast trends in our business accurately, and the impact of economic downturns and economic uncertainty in the markets we serve; (3) the impact of conditions in the global credit and commodity markets and their effect on construction spending and the economy in general; (4) relationships with equipment suppliers; (5) increased maintenance and repair costs as we age our fleet and decreases in our equipment’s residual value; (6) our indebtedness; (7) risks associated with the expansion of our business; (8) our possible inability to integrate any businesses we acquire; (9) competitive pressures; (10) security breaches and other disruptions in our information technology systems; (11) adverse weather events or natural disasters; (12) compliance with laws and regulations, including those relating to environmental matters and corporate governance matters; and (13) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements after the date of this release.

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